UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ECOLOGY AND ENVIRONMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ECOLOGY AND ENVIRONMENT INC.

368 Pleasant View Drive

Lancaster, NY 14086

June 24, 2019

To Our Shareholders:

On behalf of the Board of Directors, we cordially invite you to attend the 48th Annual Meeting of the Shareholders (the “Annual Meeting”) of Ecology and Environment Inc. (the “Company”), to be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York 14221, on Wednesday, July 24, 2019, at 9:00 a.m., Eastern Daylight Savings Time. At the Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

1.	To elect two (2) Class A Directors and four (4) Class B Directors, all to serve on the Company’s Board of Directors (the “Board”) until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	To approve on a non-binding, advisory basis the 2018 compensation of our named executive officers;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2019; and

4.	To act on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Notice of Annual Meeting, along with the Proxy Statement, a proxy card and the Company’s 2018 Annual Report to Shareholders, accompany this letter.

The attached Proxy Statement describes the matters that we expect to act upon at the Annual Meeting. The Board recommends that you vote: “FOR” the election of each of the Director candidates nominated by the Board, namely Michael El-Hillow and Justin C. Jacobs as Class A Directors and Ronald L. Frank, Michael C. Gross, Marshall A. Heinberg and Frank B. Silvestro as Class B Directors.; “FOR” the approval of the compensation of our named executive officers; and “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2019.

It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. Even if you plan to attend the Annual Meeting, we encourage you to read the enclosed Notice of Annual Meeting, Proxy Statement and the voting instructions. We hope that you will promptly vote by completing, signing and dating the proxy card and mailing it in the enclosed, postage pre-paid envelope by following the instructions on the proxy card or voting instructions provided to you. If your shares are registered in street name and you would like to attend the Annual Meeting, please ask the broker, bank or other nominee that holds your shares to provide you with evidence of your share ownership.

IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR CANDIDATES NOMINATED BY THE BOARD, “FOR” THE APPROVAL OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2019.

The Board has set the close of business on June 18, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely,

Marshall A. Heinberg Executive Chairman Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 24, 2019:

The Notice of Annual Meeting of Shareholders, the Proxy Statement, the form of proxy card and the Company’s 2018 Annual Report to Shareholders are also available at http://www.astproxyportal.com/ast/01322/.

ECOLOGY AND ENVIRONMENT INC.

368 Pleasant View Drive

Lancaster, NY 14086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Ecology and Environment Inc.:

Notice is hereby given that the 48th Annual Meeting of Shareholders (the “Annual Meeting”) of Ecology and Environment Inc. (the “Company”) will be held at the time, date and location set forth below:

Date of Meeting:	July 24, 2019
Time:	9:00 a.m., Eastern Daylight Savings Time
Place:	Samuel’s Grande Manor
8750 Main Street
Williamsville, NY 14221

At the Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

1.	To elect two (2) Class A Directors and four (4) Class B Directors, all to serve on the Company’s Board of Directors (the “Board”) until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	To approve on a non-binding, advisory basis the 2018 compensation of our named executive officers;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2019; and

4.	To act on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

If you are a shareholder of record, and whether or not you personally plan to attend the Annual Meeting, please take a few minutes now to vote by completing, signing and dating the enclosed proxy card and mailing it in the postage pre-paid envelope provided by following the instructions on the proxy card. If your shares are held in “street name,” that is, held for your account by a broker, bank or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR CANDIDATES NOMINATED BY THE BOARD, “FOR” THE APPROVAL OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2019.

You are urged to review carefully the information contained in the enclosed Proxy Statement prior to deciding how to vote your shares.

By order of the Board of Directors,

RONALD L. FRANK,
Secretary

Lancaster, New York

June 24, 2019

2

ECOLOGY AND ENVIRONMENT INC.

368 Pleasant View Drive

Lancaster, New York 14086

PROXY STATEMENT

Dated June 24, 2019

For the Annual Meeting of Shareholders

to be Held July 24, 2019

GENERAL INFORMATION

Date, Time, Place and Purpose of the Annual Meeting

This Proxy Statement is furnished to the shareholders of Ecology and Environment Inc., a New York corporation (the “Company” or “E&E”), in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held at Samuel’s Grande Manor, 8750 Main Street, Williamsville, New York 14221 at 9:00 a.m., Eastern Daylight Savings Time, on Wednesday, July 24, 2019 and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, along with the Company’s 2018 Annual Report to Shareholders and the proxy card, is first being sent to shareholders on or about June 24, 2019.

The items of scheduled business to be voted on at the Annual Meeting are:

1.	To elect two (2) Class A Directors and four (4) Class B Directors, all to serve on the Company’s Board of Directors (the “Board”) until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	To approve on a non-binding, advisory basis the 2018 compensation of our named executive officers;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2019; and

4.	To act on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

If a proxy in the accompanying form is duly executed and returned in accordance with the proxy card or voting instructions provided to you, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder has the power to revoke its proxy at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by executing and delivering to the Company a subsequently dated proxy at a later time or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy. If your shares are held in “street name”, you will receive instructions from your broker, bank or other nominee on how to vote your shares and how to revoke an earlier proxy, if any.

This Proxy Statement and the enclosed Annual Report to Shareholders proxy card are first being sent to shareholders on or about June 24, 2019.

Record Date, Voting Rights and Quorum

The Board has fixed the close of business on June 18, 2019 as the record date (the “Record Date”) for the determination of holders of our Common Stock (as defined below) entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 3,114,400 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”) and 1,200,735 shares of Class B common stock, par value $0.01 (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) issued and outstanding and entitled to vote. Holders of Class A Common Stock may vote only on the two (2) Class A Director nominees and holders of Class B Common Stock may vote only on the four (4) Class B Director nominees.

On all other matters, except, where applicable law requires a class vote, holders of Common Stock vote as a single class. Each share of Class A Common Stock entitles the holder thereof to one-tenth (1/10) of one vote per share, and each share of Class B Common Stock entitles the holder thereof to one (1) vote per share. Accordingly, a total of 4,315,135 votes may be cast at the Annual Meeting on the election of Class A Directors, 3,114,400 votes may be cast at the Annual Meeting on the election of Class B Directors and 1,200,735 votes may be cast at the Annual Meeting on all matters other than the election of Directors.

The holders of record of one-third of the shares of Common Stock issued and outstanding and entitled to vote on any proposal to be considered at the Annual Meeting, represented in person or by proxy at the Annual Meeting, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as being present or represented at the Annual Meeting for purposes of establishing a quorum. Abstentions and proxy votes submitted by brokers on proposal 3 (considered a routine matter) will be counted for purposes of establishing a quorum.

Required Vote

Proposal 1 — Election of Class A Directors: The affirmative vote of greater than 50% of the votes cast by holders of Class A Common Stock at the Annual Meeting is required to elect each of the two persons nominated as Class A Directors. Under the Company’s restated certificate of incorporation (the “certificate of incorporation”) and re-stated by-laws (the “by-laws”), at the Company’s annual meeting of shareholders, Class A Directors are elected by a majority of the votes cast by holders of Class A Common Stock from candidates nominated by the Board and/or a shareholder in accordance with the requirements of the by-laws. If a Director nominee does not receive greater than 50% of the votes by holders of Class A Common Stock, such nominee is either not elected or immediately removed from the Board (in the case of an incumbent Director) and is not eligible for appointment by the Board to fill a vacancy for that election year. Abstentions and broker non-votes will have no effect on the outcome of this election.

Proposal 1 — Election of Class B Directors: The affirmative vote of greater than 50% of the votes cast by holders of Class B Common Stock at the Annual Meeting is required to elect each of the four persons nominated as Class B Directors. Under the certificate of incorporation and by-laws, at the Company’s annual meeting of shareholders, Class B Directors are elected by a majority of the votes cast by holders of Class B Common Stock from candidates nominated by the Board and/or a shareholder in accordance with the requirements of the by-laws. If a Director nominee does not receive greater than 50% of the votes cast by holders of Class B Common Stock, such nominee is either not elected or immediately removed from the Board (in the case of an incumbent Director) and is not eligible for appointment by the Board to fill a vacancy for that election year. Abstentions and broker non-votes will have no effect on the outcome of this election.

Approval of Proposal 2: The affirmative vote of a majority of the total of Class B (1 vote) and Class A (1/10th of 1 vote) shares of Common Stock represented in person or by proxy at the Annual Meeting voting as one class is required for the advisory vote approving compensation of our named executive officers. Abstentions and broker non-votes will have the effect of a vote against the proposal.

Approval of Proposal 3: The affirmative vote of a majority of the total of Class B (1 vote) and Class A (1/10th of 1 vote) shares of Common Stock represented in person or by proxy at the Annual Meeting voting as one class is required for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2019. Abstentions will have the effect of a vote against the proposal. There will be no broker non-votes associated with this proposal, as the ratification of our independent registered public accounting firm is a routine matter. As a result, if your shares of Common Stock are held in “street name” and you do not give your bank or broker instructions on how to vote, your shares will be voted by the broker in its discretion.

No cumulative voting rights are authorized, and appraisal rights are not applicable to these matters.

Voting Instructions

You can vote your shares at the Annual Meeting by proxy or in person. You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies,” and using them to cast your ballot at the Annual Meeting is called voting “by proxy”.

If you are a shareholder of record and wish to vote by proxy, you can vote by mail by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed stamped reply envelope provided with the proxy materials. The proxy card must be received prior to the start of the Annual Meeting. Proxies delivered by shareholders for a matter to be voted at the Annual Meeting must be received by the voting inspector at least ten (10) minutes prior to the scheduled and noticed start time for the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting to vote at least ten (10) minutes prior to the scheduled and noticed start time for Annual Meeting. A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

While we know of no other matters to be acted upon at the Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, the persons designated as proxies will vote the shares of Common Stock represented by the proxies on such other matters in accordance with their best judgment.

If your shares are held in “street name”, please follow the separate voting instructions you receive from your broker, bank or other nominee. You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization. If this is the case, you will receive a separate voting instruction form with this Proxy Statement from such organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in “street name” and do not provide voting instructions to your broker, bank or other nominee, your shares will not be voted on any of the proposals to be presented at the Annual Meeting, other than proposal #3. Please see “Broker Non-Votes” below for more information.

You may vote for, vote against or withhold your vote (abstain) for each nominee presented by the Board or the other proposals to be submitted at the Annual Meeting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact Ms. Sara Herrmann, Communications Coordinator at the Company at (716) 684-8060 or by email: sherrmann@ene.com.

Broker Non-Votes

If your shares of Common Stock are held in “street name” through a bank or broker, your bank or broker may vote your shares under certain limited circumstances if you do not provide voting instructions before the Annual Meeting. These circumstances include voting your shares on “routine matters,” such as the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (proposal #3). With respect to proposal #3, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares un-voted.

The election of Directors and the non-binding advisory vote approving executive compensation are not considered routine matters. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

We encourage you to provide voting instructions to your bank or brokerage firm. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

Proxy Revocation Procedure

If you are a shareholder of record, you may revoke your proxy: (i) by written notice of revocation mailed to and received by the Secretary of the Company prior to the start of the Annual Meeting; (ii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy and which is received prior to 8:50 a.m. Eastern Daylight Savings Time on the date of the Annual Meeting; or (iii) by attending the Annual Meeting and voting in person by ballot by 8:50 a.m. Eastern Daylight Savings Time on the date of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Solicitation of Proxies; Participants in the Solicitation; Costs

This solicitation of proxies is being made by the Board, and the Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies therefor. This Proxy Statement and the accompanying materials, in addition to being mailed directly to shareholders of record, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will pay reasonable expenses incurred in forwarding the proxy materials to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. Our Directors, officers and employees may also solicit proxies by mail, telephone and in-person contact, but they will not receive any additional compensation for these activities. The Company may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common Stock as of May 31, 2019 are summarized in the following table.

	Class A Common Stock		Class B Common Stock
Name and Address (1)	Nature and Amount of Beneficial Ownership(2)(3)	Percent of Class as Adjusted(3)	Nature and Amount of Beneficial Ownership(2)(3)	Percent of Class
Frank B. Silvestro*	297,052	8.7%	292,052	24.3%
Ronald L. Frank*	233,602	7.1%	196,291	16.3%
Gerald A. Strobel(4)	219,604	6.6%	219,604	18.3%
Gerhard J. Neumaier Testamentary Trust U/A Fourth	97,039	3.0%	97,039	8.1%
Kirsten Shelly	115,558	3.6%	115,558	9.6%
Edward W. Wedbush(5)	188,039	6.0%	—	—
Mill Road Capital II, L.P.(6)(7)	466,389	15.0%	—	—
North Star Investment Management Corporation(8)	285,855	9.2%	—	—
Harbert Discovery Fund, LP(9)	278,009	8.9%	—	—
Minerva Advisors(10)	279,834	9.0%	—	—

 ___________

*

See Footnotes in the Security Ownership of Management table below.

(1)	The address for Frank B. Silvestro and Ronald L. Frank is c/o Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Gerald A. Strobel is 10545 Stoneway, Clarence, New York14031. The address for the Gerhard J. Neumaier Testamentary Trust U/A Fourth is 248 Mill Road, East Aurora, New York 14052. The address for Kirsten Shelly is 12 Running Brook Drive, Lancaster, New York 14086. The address for Edward W. Wedbush is P.O. Box 30014, Los Angeles, CA 90030-0014. The address for Mill Road Capital II, L.P. is 382 Greenwich Avenue, Suite One, Greenwich, CT 06830. The address for North Star Investment Management Corporation is 20 N. Wacker Drive, Suite 1416, Chicago, Illinois 60606. The address for Harbert Discovery Fund, LP is 2100 Third Avenue North, Suite 600, Birmingham, AL 35203. The address for Minerva Advisors is 50 Monument Road, Suite 201, Bala Cynwyd, PA 19004.

(2)	Each named individual or corporation is deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(3)	There are 3,088,865 shares of Class A Common Stock issued and outstanding and 1,226,270 shares of Class B Common Stock issued and outstanding as of May 31, 2019. For each named individual, the percentage in the “Class A Common Stock — Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.

(4)	Includes 704 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for two of his children, as to which he disclaims beneficial ownership. Does not include any shares of Class B Common Stock held by a trust created by one of his children for which Mr. Strobel serves as Trustee. Subject to the terms of the Restrictive Agreement. See "Security Ownership of Certain Beneficial Owners-Restrictive Agreement."

(5)	Includes shares owned by subsidiaries and affiliates of Edward W. Wedbush based upon a Schedule 13-G filed on February 15, 2013.

(6)	Includes shares owned by subsidiaries and affiliates of Mill Road Capital II, L.P. (“MRC”) based upon a Form 4 filed on May 18, 2018. The shares reported are directly held by MRC; see also Footnote (7) below. Mill Road Capital II GP LLC (the “GP”) is the sole general partner of MRC and has sole authority to vote (or direct the vote of), and to dispose (or direct the disposal) of, these shares on behalf of MRC. Both Messrs. Thomas E. Lynch and Scott Scharfman are management committee directors of the GP and have shared authority to vote (or direct the vote of), and to dispose (or direct the disposal of), these shares on behalf of the GP. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on May 18, 2018 disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein, if any.

(7)	Includes MRC’s acquisition of an indirect pecuniary interest in 1,721 shares of restricted stock granted by the Company to Mr. Justin Jacobs in accordance with Rule 16b-3(d) as compensation for serving as a member of the Company’s board of directors. The shares of restricted stock vested on April 18, 2019. Pursuant to a pre-existing contractual obligation, Mill Road Capital Management LLC, an affiliate of MRC that does not have Section 13(d) beneficial ownership of any shares of the Company, has the right to receive the economic benefit of the reported shares and, accordingly, Mr. Jacobs has no direct pecuniary interest in such shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on May 18, 2018 may be deemed to have an indirect pecuniary interest in the reported shares. Each of the subsidiaries and affiliates of MRC listed in the Form 4 filed on May 18, 2018 disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein, if any.

(8)	Includes shares owned by North Star Investment Management Corporation based upon a Schedule 13-G filed on January 8, 2018.

(9)	Includes shares owned by Harbert Discovery Fund, LP based upon a Schedule 13-D/A filed on December 18, 2018.

(10)	Includes shares owned by Minerva Advisors based upon a Schedule 13-G filed on April 4, 2019.

SECURITY OWNERSHIP OF MANAGEMENT

Security Ownership of Management

Beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of May 31, 2019, by (i) each Director of the Company; (ii) the Named Executive Officers; and (iii) all Directors and officers of the Company as a group are summarized in the following table.

	Class A Common Stock		Class B Common Stock
Name(1)	Nature and Amount of Beneficial Ownership(2)(3)	Percent of Class as Adjusted(4)	Nature and Amount of Beneficial Ownership(2)(3)	Percent of Class
Frank B. Silvestro(7)	297,052	8.7%	292,052	24.3%
Ronald L. Frank(5)(7)	233,602	7.1%	196,291	16.3%
Marshall A. Heinberg	6,857	*	—	—
Michael C. Gross(6)	29,835	1.0%	23,449	2.0%
Justin C. Jacobs(8)	—	—	—	—
Michael El-Hillow	3,821	*	—	—
Fred J. McKosky	16,515	*	—	—
Gerard A. Gallagher III(9)	12,315	*	—	—
Directors and Officers as a Group (10 individuals)	600,097	16.5%	511,792	42.6%

 ___________

*

Less than 1.0%

(1)	The address of each of the above shareholders is c/o Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

(2)	Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.

(3)	Each named person and all Directors and officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(4)	There are 3,192,990 shares of Class A Common Stock issued and outstanding and 1,200,735 shares of Class B Common Stock issued and outstanding as of May 31, 2019. For each named individual, the percentage in the “Class A Common Stock — Percent of Class as Adjusted” column is based upon the total shares of Class A Common Stock outstanding, plus shares of Class B Common Stock that may be converted at any time by that holder to Class A Common Stock on a per person basis. The shares of Class B Common Stock assumed to be converted to Class A Common Stock for any named individual are not included in the calculation of the percentage of Class A Common Stock beneficially owned by any other named individual.

(5)	Includes 8,640 shares of Class A Common Stock owned by Mr. Frank's individual retirement account, 6,265 shares of Class A Common Stock owned by Mr. Frank’s 401(k) plan account and 22,406 shares in other accounts.

(6)	Mr. Gross is one of three co-trustees of two inter vivos trusts established by his parents for their benefit that own these shares of Class B Common Stock and is a one-third contingent remainder beneficiary of both trusts’ assets, which include an aggregate total of 70,348 such shares, of which he disclaims beneficial interest in 46,899 of those shares.

(7)	Subject to the terms of the Restrictive Agreement. See "Security Ownership of Certain Beneficial Owners-Restrictive Agreement."

(8)	Mr. Jacobs is a Management Committee Director of Mill Road Capital GP II LLC (the “GP”), the sole general partner of Mill Road Capital II L.P. (“MRC”). The GP has shared power to vote and dispose of the 463,072 shares of Class A Common Stock beneficially owned by MRC, of which 1,000 shares are held of record by MRC. Mr. Jacobs may be deemed to be a beneficial owner of the shares of Class A Common Stock beneficially owned by MRC; however, Mr. Jacobs disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(9)	Gerard A. Gallagher III left the Company and was no longer Chief Executive Officer in December 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s Executive Officers and Directors, the Company believes that during the fiscal year ending July 31, 2018 all Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with by such persons.

Restrictive Agreement

Messrs. Gerhard J. Neumaier (deceased), Frank B. Silvestro, Ronald L. Frank, and Gerald A. Strobel entered into a Stockholders’ Agreement dated May 12, 1970, as amended January 24, 2011 (the “Agreement”), which governs the sale of certain shares of Ecology and Environment Inc. common stock (now classified as Class B Common Stock) owned by them, certain children of those individuals and any such shares subsequently transferred to their spouses and/or children outright or in trust for their benefit upon the demise of a signatory to the Agreement (“Permitted Transferees”). The Agreement provides that prior to accepting a bona fide offer to purchase some or all of their shares of Class B Common Stock governed by the Agreement, that the selling party must first allow the other signatories to the Agreement (not including any Permitted Transferee) the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names, ages and positions of the executive officers and Directors of the Company are included in the following table.

Name	Age	Position
Marshall A. Heinberg	62	Chairman of the Board, Director and Executive Chairman
Ronald L. Frank	80	Executive Vice President, Secretary, and Director
Frank B. Silvestro	82	Director
Michael C. Gross	59	Director
Justin C. Jacobs	44	Director
Michael El-Hillow	67	Director
Gerard A. Gallagher III	62	President and Chief Executive Officer (until December 2018)
Fred J. McKosky	65	Senior Vice President, Technical Operations Director
Todd M. Musterait	47	President of United States Operations
JoAnn Shea	54	Chief Administrative Officer (resigned May 17, 2019)
Kurt Zmich	50	Senior Vice President U.S. Operations
Cheryl A. Karpowicz	67	Senior Vice President (until March 2019)
Peter F. Sorci	59	Acting Chief Financial Officer

Each Director is elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified.  Executive officers are elected annually and serve at the discretion of the Board of Directors.  Specific experience, qualifications, attributes and skills for each Director and executive officer follow.

In September 2018, the Board of Directors appointed Mr. Heinberg, as Executive Chairman, a provisional office presiding over the principal officers of the Corporation responsible for the performance of the Company’s global business in accordance with the Board’s strategic initiatives. In furtherance of these initiatives, the Board also promoted Mr. Musterait, as President of United States Operations to provide focused leadership, development and management of the Company’s domestic operations.

In December 2018, the Company announced that Mr. Gallagher, who had served as the Company’s Chief Executive Officer (“CEO”) since 2015, left the Company. Mr. Gallagher’s responsibilities for oversight of international operations were assigned to Mr. McKosky, and the remainder of Mr. Gallagher’s duties were assumed by the newly formed Operations Committee, which consists of Mr. Heinberg, Mr. Musterait and Mr. Kurt Zmich.

Mr. Marshall A. Heinberg was elected as a Director in April 2017. He was appointed Chairman of the Board of Directors and Chairman of the Governance, Nominating and Compensation Committee in June 2017. On September 18, 2018, the Board of Directors appointed Mr. Heinberg as Executive Chairman, a provisional office presiding over the principal officers of the Company responsible for the performance of the Company’s global business in accordance with the Board of Directors’ strategic initiatives. Mr. Heinberg began his investment banking career in 1987 in the Corporate Finance Division of Oppenheimer & Co., Inc., which was acquired by Canadian Imperial Bank of Commerce (“CIBC”) in 1997. Mr. Heinberg served as Head of the Investment Banking Department and as a Senior Managing Director of Oppenheimer & Co. Inc. from 2008 until July 2012, and as the Head of U.S. Investment Banking at CIBC World Markets from 2001 until 2008. Mr. Heinberg is the founder and Managing Director of MAH Associates, LLC, which provides strategic advisory and consulting services, a director of Universal Biosensors, a director of Galmed Pharmaceuticals, and serves as a Senior Advisor to Burford Capital. Mr. Heinberg has a B.S. in Economics from the Wharton School at the University of Pennsylvania and a J.D. from Fordham Law School. During his career, he has worked on several financing and merger and acquisition transactions with many leading environmental engineering and consulting firms. His experience managing a professional services business and in various investment banking, capital markets and advisory roles provide valuable experience and perspective to the Board of Directors.

Mr. Ronald L. Frank is a co-founder of the Company and has served at various times as Secretary, Treasurer, Vice President of Finance, Executive Vice President and a Director since its inception in 1970.   He currently serves as Executive Vice President on a part-time basis. He also continues to serve as a Director of the Company, as Corporation Secretary, and as Chairman of the Pension Review Committee.  Mr. Frank has a B.S. in Engineering and a M.A. in Physics. With over forty years of work experience in managing the Company and knowledge of its markets and customers, Mr. Frank is uniquely qualified to serve as Director.

Mr. Frank B. Silvestro is a co-founder of the Company and served as a Vice President and Director since its inception in 1970.  In 1986, he became Executive Vice President.  In 2013, he was appointed Chairman of the Board of Directors. He also serves on the Pension Review Committee. Mr. Silvestro retired from his positions as Executive Vice President and Chairman of the Board of Directors effective January 1, 2017. He continues to serve as a Director of the Company and as a contracted consultant to the Company. Mr. Silvestro has a B.A. in Physics and an M.A. in Biophysics. With over forty years of work experience in managing the Company and knowledge of its markets and customers, Mr. Silvestro is uniquely qualified to serve as Director.

Mr. Michael C. Gross has been a Director of the Company since 2010, and currently serves on the Audit Committee, Governance, Nominating and Compensation Committee and Pension Review Committee.  Mr. Gross was employed by the Audit Division of the New York State Department of Taxation and Finance for 32 years until his retirement in March 2016. He has a B.S. in Accounting and was a licensed property and casualty insurance broker from 2003 until 2016.  Mr. Gross’ accounting and insurance experience provide valuable experience and perspective to the Board of Directors.

Mr. Justin C. Jacobs was elected as a Director in April 2017 and currently serves on the Governance, Nominating and Compensation Committee and the Audit Committee. Mr. Jacobs is a Management Committee Director of Mill Road Capital II, L.P., an investment firm focused on investments in small, publicly traded companies, where he has worked since 2005. From 1999 to 2004, Mr. Jacobs held various operational positions in numerous portfolio companies at LiveWire Capital, an investment and management group focused on control, operationally-intensive buyouts of small companies. Mr. Jacobs was an investment professional in the private equity group of The Blackstone Group from 1996 to 1999. Mr. Jacobs holds a B.S. from the McIntire School of Commerce at the University of Virginia. His experience in various investment banking, capital markets and advisory roles provide valuable experience and perspective to the Board of Directors. The settlement agreement regarding the election of Mr. Jacobs on April 19, 2017 between the Company and Mill Road Capital II, L.P. remains in effect.

Mr. Michael El-Hillow was elected as a Director in April 2017 and was appointed Chairman of the Audit Committee in June 2017. Mr. El-Hillow has been Chief Financial Officer of Lignetics, Inc., a manufacturer of heating wood pellets, since March 2018. He served as Chief Financial Officer of National Technical Systems, Inc., an engineering services company, from 2012 until 2017. Mr. El-Hillow, a certified public accountant, has over two decades of experience serving as a Chief Financial Officer of public companies, including in technology and engineering environments. He also has sixteen years’ experience working for Ernst & Young in numerous roles, including Audit Partner. Mr. El-Hillow holds a B.S. in Accounting from the University of Massachusetts and an MBA from Babson College. The settlement agreement regarding the election of Mr. El-Hillow on April 19, 2017 between the Company and Mill Road Capital II, L.P. remains in effect.

Mr. Gerard A. Gallagher III served as CEO from 2015 until his departure from the Company in December 2018. He also served as President of the Company since 2014, and previously served as Senior Vice President of Environmental Sustainability, Vice President and Regional Manager for the Company’s Southern U.S. operations. At the time of his departure, Mr. Gallagher had been employed by the Company for 36 years. Mr. Gallagher had a B.A. in Physical Geography.

Mr. Fred J. McKosky was named Technical Operations Director in November 2018. Mr. McKosky previously served as the Chief Operating Officer from 2014 until November 2018.  He has been employed by the Company for 40 years, and previously served as Senior Vice President of Corporate Operations. Mr. McKosky has an M.S. in Environmental Engineering, a B.S. in Environmental Science and is a registered Professional Engineer in the State of New York.

Mr. Todd M. Musterait was named President of United States Operations in September 2018. Prior to that, Mr. Musterait served as Senior Vice President of Corporate Development from September 2017 to September 2018. Prior to joining the Company, he served as Vice President and Director of Environment for WSP Global Inc. from 2014 to 2017; Program Manager for HDR from 2013 to 2014; and Director for Rich Products Corporation related to environmental matters from 2010 to 2013. With 25 years of experience and over a year as an officer of the Company, Mr. Musterait has led U.S. environmental business lines and served on various leadership teams for global integrated consulting environmental and engineering firms. Mr. Musterait holds a Masters of Engineering, Civil Engineering, from Clarkson University and a B.S. in Civil Engineering from the University of New Hampshire.

Ms. JoAnn Shea joined the Company in August 2018 and served as Chief Administrative Officer until she resigned from the Company on May 17, 2019. Ms. Shea is a certified public accountant in the State of Colorado and she most recently served as Vice President of Finance at CH2M HILL, where she worked for 20 years until December 2017. During her tenure at CH2M HILL, she served as Acting Chief Financial Officer twice and Chief Accounting Officer for over 15 years.

Mr. Peter F. Sorci was appointed Acting Chief Financial Officer in April 2018.  Mr. Sorci had been the Company’s Corporate Controller since 2013. During his career, Mr. Sorci has gained extensive experience in management of various finance and accounting functions, including: Senior Audit Manager for HSBC Bank USA, N.A., a financial institution located in Buffalo, New York from 2011 to 2013; Director of External Reporting for MX Energy Holdings Inc., a retail energy company located in Stamford, Connecticut from 2007 to 2011; and Senior Manager of SEC Reporting for HSBC Bank USA, N.A. from 2005 to 2007. Mr. Sorci also has previous experience as a Controller and in other senior finance roles.

Mr. Kurt Zmich was appointed Senior Vice President of U.S. Operations on April 11, 2019. Mr. Zmich joined the Company as Director of Commercial and Industrial Services in May 2018 and was promoted to Business Operations Director earlier this year. He is a licensed professional civil engineer with 28 years of experience in environmental and civil engineering, specializing in project management, site investigation and remediation, risk assessment, and environmental due diligence. Prior to coming to the Company, he served in several high-level Operational positions at WSP USA including Director of Operations – Water and Environment, Director of Operations – Environment, and Senior Vice President West Region – Environment. Mr. Zmich holds a B.S. in Civil Engineering from Virginia Polytechnic Institute and State University (Virginia Tech).

Ms. Cheryl A. Karpowicz was a Senior Vice President from 2011 until her departure from the Company in March 2019. She was named Senior Vice President of Business Development in 2014. At the time of her departure, Ms. Karpowicz had been employed by the Company for 40 years and previously led its energy services area. She had a B.A. in Interdepartmental Studies and is a Certified Planner and member of the American Institute of Certified Planners.

Executive Compensation

The Board, acting as a Compensation Committee of the whole, is responsible for overseeing all of the executive compensation and equity plans and programs to ensure that its officers and senior staff are compensated in a manner that is consistent with its competitively based annual and long-term performance goals.

The Board is responsible for establishing and approving our policies governing the compensation of our executive officers. The Company provides what it believes is a competitive total compensation package to our executive team through a combination of base salary, cash bonuses, equity plans (for Company officers other than its Executive Vice President), and other broad-based benefit programs. Our compensation philosophy, policies, and practices with respect to all of the Company’s officers, including the CEO and our two other most highly compensated officers serving as of July 31, 2018 are described below.

Objectives and Philosophy of Our Executive Compensation Program

Our primary objectives with respect to executive compensation are to:

•	attract, retain, and motivate talented executives by offering executive compensation that is competitive with our peer group;

•	promote the achievement of key financial and strategic performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and, in some cases, individual performance goals; and

•	align the incentives of our executives with the creation of value for our shareholders.

We compete with many other companies for executive personnel. Accordingly, our Board will generally target overall compensation for executives to be competitive with that of the Company’s peer group. Variations to this targeted compensation may occur depending on the experience level of the individual and market factors, such as the demand for executives with similar skills and experience.

Our executive compensation program ties a substantial portion of each executive’s overall compensation to key strategic, financial, and operational goals such as our financial and operational performance, the growth of our customer base, new development initiatives, and the establishment and maintenance of key strategic relationships.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

•	cash incentive bonuses;

•	equity incentive awards;

•	severance benefits upon termination without cause; and

•	insurance and other employee benefits and compensation.

We do not have a formal or informal policy or target for allocating compensation between short-term and long-term compensation or between cash and non-cash compensation. Salaries and bonuses of executive officers are reviewed and approved annually. Although the Company has not had a formal criteria and targets based policy, the Board takes into consideration the following factors:

•	financial and operational performance of the Company as a whole, as evaluated against annual operating goals;

•	individual performance of the executive, as evaluated against individual goals and objectives;

•	performance of the executive management team as a whole, as evaluated against corporate goals and objectives; and

•	informal benchmarking data, including comparison of our executive compensation to other peer companies.

Bonuses of executive officers may be in the form of cash, restricted awards of Class A Common Stock, or a combination of both. The allocation between cash and non-cash compensation of executive officers is considered annually on a discretionary basis by the Board of Directors.

The following table provides a summary of the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2018 and 2017 of those persons who were at July 31, 2018: (i) the Company’s Chief Executive Officer and President; and (ii) the two other most highly compensated executive officers employed at July 31, 2018. In this Proxy Statement, the three persons named in the table below are referred to as the “Named Executives.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation(2)	Total
Gerard A. Gallagher III	2018	$324,000	—	—	—	—	—	$11,165	$335,165
CEO and President	2017	$324,000	$70,000	—	—	—	—	$10,930	$404,930

Ronald L. Frank	2018	$213,960	—	—	—	—	—	$8,631	$222,591
Executive Vice President and Director	2017	$213,960	—	—	—	—	—	$8,822	$222,782

Fred J. McKosky	2018	$220,150	—	—	—	—	—	$9,127	$229,277
Senior Vice President and Technical Operations Director	2017	$220,139	$55,000	—	—	—	—	$9,096	$284,235

 ___________

(1)	Amounts earned for bonus compensation are determined at the discretion of the Board.

(2)	Represents group term life insurance premiums and contributions made by the Company to its Defined Contribution Plan on behalf of the Named Executives.

Compensation Pursuant to Plans

Defined Contribution Plan

The Company maintains a Defined Contribution Plan (the “DC Plan”) which is qualified under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including our Named Executives, are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant’s points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

Stock Award Plans

E&E adopted the 1998 Stock Award Plan effective March 16, 1998. This plan, together with supplemental plans that have been subsequently adopted by the Board, is referred to as the “Stock Award Plan”. The Stock Award Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code. Under the Stock Award Plan, Directors, officers and other key employees of E&E or any of its subsidiaries may be awarded Class A Common Stock as a bonus for services rendered to the Company or its subsidiaries, based upon the fair market value of the Common Stock at the time of the award. The Stock Award Plan authorizes the Board to determine the vesting period and the circumstances under which the awards may be forfeited.

In October 2016, the Board adopted the current supplemental plan (the “2016 Stock Award Plan”). The 2016 Stock Award Plan permits awards of up to 200,000 shares of Class A Common Stock for a period of up to five (5) years until its termination in October 2021.

Outstanding Equity Awards

As of July 31, 2018, the Company has issued 19,033 shares of Class A Common Stock under the 2016 Stock Award Plan, including 7,502 shares that are fully vested and 11,531 shares that vested upon expiration of certain restrictions regarding transfer of the shares in April 2019.

Other Arrangements with Named Executives

We are not party to any employment, severance, termination or change-in-control agreements with our Named Executives except for a voluntary retirement plan agreement with Fred J. McKosky dated April 17, 2019 pursuant to the Company’s 2018 Voluntary Retirement Program. If Named Executives are terminated involuntarily, severance payments are determined based on Company guidelines that apply to all employees. Total severance compensation would include: (i) accrued salary from the last pay period to date of departure; (ii) pro rata share of vacation accrued to the date of departure; (iii) compensatory time not taken, if any; (iv) severance pay calculated based on a number of weeks of salary corresponding with the length of employment service; and (v) additional amounts, at the discretion of the Board, as special consideration for long-term employees.

Director Compensation

Compensation earned by each employee and non-employee director for his or her services during fiscal year 2018 is summarized in the following table.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation Earnings	Nonqualified Deferred Compensation Earnings	All Other Compensation(2)	Total
Marshall A. Heinberg	$55,555	$50,000	—	—	—	—	$105,555
Frank B. Silvestro	$50,000	—	—	—	—	$50,000	$100,000
Ronald L. Frank	—	—	—	—	—	—	—
Gerald A. Strobel(3)	$36,125	—	—	—	—	$29,167	$65,292
Michael C. Gross	$30,000	$20,000	—	—	—	—	$50,000
Michael El-Hillow	$33,843	$24,000	—	—	—	—	$57,843
Justin C. Jacobs	$30,000	$20,000	—	—	—	—	$50,000
Stephanie W. Abramson(3)	$8,325	$20,000	—	—	—	—	$28,325

 ___________

(1)	In May 2018, the Company issued 4,303 shares of Class A Common Stock to Mr. Heinberg, 2,065 Shares of Class A Common Stock to Mr. El-Hillow, and 1,721 shares of Class A Common Stock to Mr. Gross, Mr. Jacobs, and Ms. Abramson. These shares will vest upon expiration of certain restrictions regarding transfer of the shares that expire in April 2019.

(2)	Represents compensation paid under a consulting arrangement.

(3)	Mr. Strobel’s tenure as a Director was terminated effective April 18, 2018. Ms. Abramson (deceased on May 3, 2019) was elected a Director effective April 18, 2018.

As an employee Director, Mr. Frank did not receive any director compensation during fiscal year 2018. As non-employees, all other Directors in the table above received director fees during fiscal year 2018. Messrs. Strobel and Silvestro also earned consulting fees during fiscal year 2018.

In May 2018, the Board of Directors approved, retroactive to April 18, 2018, annual director compensation for the twelve months ending April 17, 2019, as follows:

•	Each non-employee director will receive a base annual director fee of $50,000;

•	Mr. Heinberg will receive additional fees of $65,000 and $10,000 for his roles as Chairman of the Board of Directors and Chairman of the Governance, Nominating and Compensation Committee, respectively;

•	Mr. El-Hillow will receive an additional fee of $10,000 for his role as Chairman of the Audit Committee;

•	Total director fees payable to Messrs. Heinberg, El-Hillow, Jacobs and Gross and Ms. Abramson (deceased May 3, 2019) are payable 60 percent in cash and 40 percent in shares of Class A Common Stock. In May 2018, the Company issued 1,721 shares of Class A Common Stock to Mr. Gross, Mr. Jacobs, and Ms. Abramson, and 4,303 shares and 2,065 shares of Class A Common Stock to Mr. Heinberg, and Mr. El-Hillow, respectively. These shares will vest upon expiration of certain restrictions regarding transfer of the shares that expire in April 2019.

•	As an employee Director, Mr. Frank will not receive any compensation for his role as Director;

•	Directors holding more than 100,000 shares of Common Stock (Class A and/or Class B) have the option to decline being paid 40 percent of their director compensation in Common Stock and can choose to take their compensation completely in cash. Mr. Silvestro elected to take his director compensation completely in cash;

•	Mr. Heinberg will also be included in the Company’s health care program.

In October 2018, the Board of Directors approved an additional fee of $75,000 to be paid to Mr. Heinberg for his newly appointed role as Executive Chairman of the Company, to be paid ratably over a twelve-month period beginning in September 2018. Similar to other fees paid to non-employee directors, this additional fee is payable 60 percent in cash and 40 percent in shares of Class A Common Stock. Mr. Heinberg will only be paid this additional compensation for those months that he actually serves as Executive Chairman. In October 2018, the Board of Directors also approved a cash bonus of $65,000 to be paid immediately to Mr. Heinberg.

The Company also has a supplemental retirement plan that provides post-retirement health care coverage for the Company’s founders and their spouses. As of July 31, 2018, the only director under this plan is Frank Silvestro, and his spouse. The annual expense associated with this plan is determined based on discounted annual cost estimates over the estimated life expectancy of the founders and their spouses.

Corporate Governance

Code of Ethics

The Company has adopted a Code of Conduct that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, as well as all other employees, Directors, officers, subsidiaries, affiliates, consultants, representatives and agents of the Company. The Code of Conduct was filed as an exhibit to the Company’s current report on Form 8-K which was filed on June 6, 2017 and is posted on the investors portion of the Company's website at www.ene.com.

Board of Directors Leadership, Structure and Risk Oversight

During the fiscal year ended July 31, 2018, the Board held ten (10) meetings. Each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings of the committees of the Board in which he or she served during the period for which he or she served. The Company’s Directors are strongly encouraged to attend the annual meeting of shareholders. All of the Company’s then-current Directors attended last year’s annual meeting of shareholders.

The Board operates under the leadership of the Chairman.   The by-laws require that the role of Chairman of the Board, Chief Executive Officer and Secretary be held by separate individuals. Since August 1, 2008, it has been the Company’s practice to fill the roles of Chairman and Chief Executive Officer with different individuals, except for during times of transition when the same person may fill both roles in an interim capacity, while an appropriate candidate is found to assume the vacant position.  E&E believes the current leadership structure provides the appropriate balance of oversight, independence, administration and hands-on involvement in activities of the Board that are required for the efficient conduct of corporate governance activities.

The Board has a Governance, Nominating and Compensation Committee (“GNCC”), an Audit Committee and a Pension Review Committee.

The GNCC consists of Messrs. Heinberg (Chairman), Jacobs and Gross. For the fiscal year ended July 31, 2018, the GNCC had five (5) meetings and designated the Board as a whole with the authority to make all decisions with respect to nominations of persons to the Board and compensation of executive officers. In addition, the Company has adopted a process for the Board’s review of Director nominees for re-nomination and/or vacancies as well as for new nominees generated internally or externally. This director nomination and recommendation process includes circulation of prospective director nominee questionnaires, the review of the responses to those questionnaires and such follow-up communications as the Board may deem appropriate, including subsequent interviews of the candidates with the Board. The GNCC Charter is available on the Investors link of the Company’s website at www.ene.com. The GNCC will consider nominees for Directors recommended by shareholders. Shareholders wishing to recommend a Director candidate for consideration by the GNCC can do so by writing to the Secretary of Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

Due to the delayed filing of the Company’s Annual Report, Form 10-K for the fiscal year ended July 31, 2018 and delayed occurrence of the Annual Meeting as compared to historical practice, the Board exercised the Timely Notice Exception as set for the bylaws. Nominations must be received no later than the close of business on November 13, 2019. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above. Nominations of candidates for election to the Board must meet the requirements of Article II, Section 4.A.1 of the bylaws.

In evaluating candidates, the Board considers the entirety of each candidate’s credentials to ensure that the Board consists of individuals who collectively provide meaningful counsel to management. The Board does not maintain a specific diversity policy. It believes that diversity is an expansive attribute that includes differing points of view, professional experience and expertise, and education, as well as more traditional diversity concepts. The Board considers the candidates’ character, integrity, experience, understanding of strategy and policy-setting, and reputation for working well with others. If candidates are recommended by our shareholders, then such candidates will be evaluated using the same criteria. With respect to nomination of continuing Directors for re-election, the individual’s past contributions to the Board are also considered.

In addition, the GNCC oversees the Company’s governance initiatives including administration of the compliance program, including the enforcement of corporate policies and implementing the anti-corruption program. The GNCC is responsible for and has been developing a new compensation and incentive plan.

The Audit Committee has been established in accordance with the requirements of the Exchange Act and of the Nasdaq Stock Market (“Nasdaq”). During the fiscal year ended July 31, 2018, the Audit Committee consisted of Ms. Abramson (deceased on May 3, 2019), Messrs. El-Hillow (Chairman), and Gross, all non-employee, independent, and financially literate Directors. The Board appointed Mr. Justin Jacobs to the Audit Committee to replace Ms. Abramson on May 28, 2019. The Board has designated Mr. El-Hillow as the audit committee financial expert serving on its Audit Committee.  Messrs. El-Hillow, Gross and Jacobs are each independent, as that term is used in Rule 5605(a)(2) of the Nasdaq listing standards and Rule 10A-3 of the Exchange Act. The Company’s Audit Committee Charter is available within the Investors link on the Company’s website at www.ene.com. The Audit Committee is responsible for reviewing the financial information that will be provided to the shareholders and others, the system of internal controls that management and the Board has established, the performance and selection of independent auditors and the Company’s audit and financial reporting process. During fiscal year 2018, the Audit Committee met four (4) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board.

The Pension Review Committee consists of Messrs. Frank (Chairman), Silvestro, and Gross. The Pension Review Committee held one (1) meeting during fiscal year 2018. The principal functions of the Pension Review Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company’s retirement plans meet the compensation goals for the Company’s employees as established by the Board.

The Board is responsible for overseeing the Company’s risk profile and management’s processes for managing risk.  This oversight is conducted primarily through the Audit Committee.  The Audit Committee focuses on financial risks, including those that could arise from accounting and financial reporting processes, as well as review of overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to the Company, including, but not limited to, operational, financial, legal, regulatory and strategic risks.

Controlled Company Status

Our shares of Class A Common Stock are listed on Nasdaq. Nasdaq requires all of its listed companies to be in compliance with Nasdaq’s standards of corporate governance set forth in the Nasdaq Marketplace Rules (the “Nasdaq CG Rules”). As of February 28, 2018, Messrs. Frank B. Silvestro, Ronald L. Frank, Gerald A. Strobel, Gerard A. Gallagher Jr., Michael C. Gross, and Robert Santa Maria and members of their families collectively control a majority of the voting power of our outstanding Common Stock. Accordingly, we qualify as a “controlled company” within the meaning of the Nasdaq CG Rules.

Under Nasdaq CG Rules, we may elect not to comply with certain Nasdaq CG Rules, including:

•	requirements relating to independent director oversight of director nominations, including having a nominating committee that is composed entirely of independent directors; and

•	requirements relating to independent director oversight of executive compensation, including that having a compensation committee that is composed entirely of independent directors;

We currently utilize each of these exemptions. The “controlled company” exception does not modify audit committee requirements of Rule 10A-3 under the Exchange Act and Nasdaq CG Rules or the requirement to have regulatory scheduled Board meetings at which only independent Directors attend.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Board through the Company’s Secretary by sending an email to corporatesecretary@ene.com; or by writing to the following address: Board of Directors, c/o Secretary, Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The Company’s Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal year ended July 31, 2018 with the Company’s management and Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the communications from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding communications by Ernst & Young LLP with the Audit Committee concerning independence and has discussed with Ernst & Young LLP their independence from the Company. Based on their review of the materials outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2018 filed with the SEC.

The Audit Committee has considered whether provision of the services described above is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected Ernst & Young LLP’s independence.

Respectfully Submitted,

THE AUDIT COMMITTEE

Michael El-Hillow, Chairman
Michael C. Gross
Justin C. Jacobs

PROPOSAL 1 — ELECTION OF DIRECTORS

In accordance with the bylaws, the Board has the discretion to reduce the number of Directors. On May 28, 2019, the Board voted to reduce the number of Directors from seven directors to six directors due to the death of Stephanie W. Abramson on May 3, 2019 and the limited period of time to nominate a seventh Director prior to this Annual Meeting. The Board of Directors has nominated each of Michael El-Hillow and Justin C. Jacobs to serve as Class A Directors and each of Ronald L. Frank, Michael C. Gross, Marshall A. Heinberg and Frank B. Silvestro to serve as Class B Directors, all until next year’s annual meeting of shareholders (subject to their respective earlier removal, death or resignation) and until their successors are elected and qualified. We have been advised by each of Messrs. El-Hillow, Jacobs, Frank, Heinberg, Gross and Silvestro that they are willing to be named as a nominee and each are willing to serve as a Director if elected. We have no reason to believe that any of the nominees will be unavailable or will decline to serve if elected. If, in the discretion of the Board, some unexpected occurrence should make necessary the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Information Concerning Nominees

Each of the nominees proposed for election to the Board are presently members of the Board.

The basic responsibility of a Company Director is to exercise his or her business judgment prudently and act in a manner that he or she believes in good faith to be in the best interests of the Company and its shareholders. The current Directors consider individuals who have records for leadership and success in their areas of activity and who will make meaningful contributions to the Board. Nominees for Directors are selected on the basis of board and management experience, character, integrity, ability to make independent analytical inquiries, business background, as well as an understanding of the Company’s business environment. We believe that each of the Director nominees bring these qualifications in a positive manner to our Board. Moreover, the Director nominees provide our Board with a complement of specific business skills, experience and perspectives.

Class A Nominees:

Nominee	Age	Positions and Offices Held with the Company
Michael El-Hillow	67	Class A Director
Justin C. Jacobs	44	Class A Director

Class B Nominees:

Nominee	Age	Positions and Offices Held with the Company
Marshall A. Heinberg	62	Executive Chairman, Chairman of the Board and Class B Director
Frank B. Silvestro	82	Class B Director
Ronald L. Frank	80	Executive Vice President, Secretary, and Class B Director
Michael C. Gross	59	Class B Director

None of the Class A or Class B Director nominees (nor any associates of such nominees) is a party to any material proceedings adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Business Experience of Nominees

Qualifications, attributes and skills for Messrs. El-Hillow, Frank, Gross, Heinberg, Jacobs and Silvestro are included herein beginning on Page 7 of this Proxy Statement.

Messrs. El-Hillow, Gross, Heinberg and Jacobs are each independent, as that term is used in Rule 5605(a)(2) of the Nasdaq CG Rules.

Required Vote

The affirmative vote of greater than 50% of the votes cast by holders of Class A Common Stock at the Annual Meeting is required to elect each of the two persons nominated as Class A Directors. Under the certificate of incorporation and by-laws at the Company’s annual meeting of shareholders, Class A Directors are elected by a vote of greater than 50% of the votes cast by holders of Class A Common Stock from candidates nominated by the Board and/or a shareholder in accordance with the requirements of the by-laws. If a Director nominee does not receive greater than 50% of the votes by holders of Class A Common Stock, such nominee is either not elected or immediately removed from the Board (in the case of an incumbent Director) and is not eligible for appointment by the Board to fill a vacancy for that election year.

The affirmative vote of greater than 50% of the votes cast by holders of Class B Common Stock at the Annual Meeting is required to elect each of the four persons nominated as Class B Directors. Under the certificate of incorporation and by-laws, at the Company’s annual meeting of shareholders, Class B Directors are elected by a vote of greater than 50% of the votes cast by holders of Class B Common Stock from candidates nominated by the Board and/or a shareholder in accordance with the requirements of the by-laws. If a Director nominee does not receive greater than 50% of the votes cast by holders of Class B Common Stock, such nominee is either not elected or immediately removed from the Board (in the case of an incumbent Director) and is not eligible for appointment by the Board to fill a vacancy for that election year.

Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE SIX NOMINEES LISTED ABOVE.

PROPOSAL 2 — APPROVE, ON A NON-BINDING, ADVISORY BASIS OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) enables the Company’s shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers. The Company seeks your advisory vote and asks that you support the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

As described under the Executive Compensation section of this Proxy Statement, our compensation programs are designed to ensure that our named executive officers are compensated in a manner that is consistent with our annual and long-term performance goals. We believe our compensation program rewards sustained performance that is aligned with long-term shareholder interests.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation of the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers described in this Proxy Statement.

Accordingly, the Board invites you to review carefully the Executive Compensation section beginning on page 10 and the tabular and other disclosures on compensation thereunder and to cast a vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Executive Compensation section, compensation tables, and any related material disclosed in this Proxy Statement.

The say-on-pay vote is advisory, and therefore not binding on the Company or the Board. The Board values the opinions of the Company’s shareholders, and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement, the Board will consider the shareholders’ concerns, and the Board will evaluate whether any actions are necessary to address those concerns, particularly in the event that there is a significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement.

Required Vote

The affirmative vote of a majority of the total of Class B (1 vote) and Class A (1/10th of 1 vote) shares of Common Stock represented in person or by proxy at the Annual Meeting voting as one class is required to approve, on an advisory basis, the compensation of our named executive officers. You may vote for or against this resolution, or you may abstain. Abstentions and broker non-votes will have the same effect as a vote against this proposal. Because this vote is advisory, it will not be binding upon the Board. However, the Board will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation plan and the compensation of its named executive officers.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 3 — RATIFY THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED JULY 31, 2019

Under the rules and regulations of the SEC, the Audit Committee is directly responsible for the appointment of our independent registered public accounting firm. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the shareholders of the appointment of, the registered public accounting firm of Ernst & Young LLP to serve as independent registered public accounting firm auditors for the fiscal year ending July 31, 2019. If shareholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will evaluate the shareholder vote when considering the election of a registered public accounting firm for the audit engagement for the 2020 fiscal year. In addition, if shareholders ratify the selection of Ernst & Young LLP as independent registered public accounting firm, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select Ernst & Young LLP or another registered public accounting firm as our independent auditors.

Auditors’ Attendance at the Annual Meeting

Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from shareholders.

Required Vote

The affirmative vote of a majority of the total of Class B (1 vote) and Class A (1/10th of 1 vote) shares of Common Stock represented in person or by proxy at the Annual Meeting voting as one class is required to approve the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2019. You may vote for or against this resolution, or you may abstain. Abstentions will have the effect of a vote against this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2019.

AUDIT MATTERS

Independent Registered Public Accounting Firm

The Audit Committee meets with the Company’s independent registered public accounting firm to approve the annual scope of accounting services to be performed, including all audit, audit-related, and non-audit services, and the related fee estimates. The Audit Committee also meets with the Company’s independent registered public accounting firm on a quarterly basis, following completion of their quarterly reviews and annual audit before our earnings announcements, to review the results of their work. As appropriate, management and our independent registered public accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. Under its charter, the Audit Committee has the authority and responsibility to review and approve, in advance, any audit and proposed permissible non-audit services to be provided to the Company by its independent registered public accounting firm.

The aggregate fees billed by Ernst & Young LLP to the Company for audit and audit-related services related to fiscal years 2018 and 2017 are summarized in the following table.

	Fiscal Year Ended July 31,
	2018	2017
	(in thousands)
Audit fees	$1,172	$445
Audit-related fees	25	24
Total	$1,197	$469

Audit Fees

Audit fees include aggregate fees billed for the audit of the annual financial statements included in the Company’s Annual Report, reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, and expenses incurred related to audit services.

Audit-Related Fees

Audit-related fees include aggregate fees billed for services rendered for indirect rate audits for certain government contract requirements.

Pre-approval Policies and Procedures

All audit and non-audit services to be performed by our independent registered public accounting firm are approved in advance by the Audit Committee. Consistent with applicable law, limited amounts of services, other than audit, review or attest services, may be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided each such approved service is reported to the full Audit Committee at its next meeting.

In connection with the audit of our financial statements for the fiscal year ended July 31, 2018, Ernst & Young LLP only used full-time, permanent employees.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

OTHER INFORMATION

Deadline for Shareholder Proposals for Next Annual Meeting

Proposals of shareholders for inclusion in the Company’s proxy statement for the fiscal year 2019 annual meeting of shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”) must satisfy the requirements of Rule 14a-8 and be received by the Secretary of the Company at Ecology and Environment Inc., 368 Pleasant View Drive, Lancaster, New York, 14086 by no later than November 12, 2019.

Due to the delay in the filing of the Annual Report on Form 10-K and the delayed occurrence of the Annual Meeting as compared to historical practice, the Board is exercising the Timely Notice Exception set forth in Article II, Section 4 A 1 (b) of the By-laws, as amended.

Nominations for Director elections or other business proposals not included in next year’s proxy statement that shareholders of the Company wish to put before the shareholders of the Company at the fiscal year 2019 annual meeting of shareholders must meet the requirements of Article II, Section 4 of the By-laws, as amended, and must be received by the Secretary of the Company, at the address stated above, no later than November 13, 2019. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice under the by-laws as described above.

Certain Relationships and Related Transactions

Former Director Gerard A. Gallagher, Jr.’s son, Gerard A. Gallagher, III, served as Chief Executive Officer and President of the Company and received aggregate compensation of $335,165 for his services during fiscal year 2018. The Company believes that his compensation was commensurate with his peers during fiscal year 2018 and that his relationships during the year were reasonable and in the best interest of the Company. Gerard A. Gallagher, Jr.’s tenure as a Director terminated effective April 20, 2017 and Gerard A. Gallagher, III terminated as Chief Executive Officer on December 16, 2018.

State law requires the Company to inform shareholders of the initiation or renewal of insurance indemnifying itself and its officers and directors. This insurance, which includes claims coverage and excess coverage through Illinois National Insurance Company, has been renewed for one year beginning August 1, 2018, at a total premium of $190,000.

The Company also has an Employee Benefit Plan Fiduciary Liability Insurance Policy, carried with the Illinois National Insurance Company, which covers the Company, its subsidiaries, its directors and those officers considered fiduciaries under the Employee Retirement Income Security Act of 1974. This policy has been renewed for one year beginning August 1, 2018 at a premium of $20,000.

Policies and Procedures for Related Person Transactions

The Company has not adopted a written related person transactions policy pursuant to which our executive officers, Directors and principal shareholders, including their immediate family members, would not be permitted to enter into a related person transaction with us without the consent of our Audit Committee. However, any proposed transaction between the Company and an executive officer, Director, principal shareholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, must be presented to our Audit Committee for review, consideration and approval. Our Directors, executive officers and employees are required to report any proposed related person transaction to our Audit Committee. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a Director’s independence. If we discover any related person transaction that has not been properly approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Other Business

It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board did not know of any other matter, which may properly be presented for action at the meeting.

By order of the Board of Directors,

ECOLOGY AND ENVIRONMENT INC.

Ronald L. Frank
Secretary

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT INC.

401 (k)

July 24, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/01322/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

00003333000000000000 2	072419

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

1.	ELECTION OF CLASS A DIRECTORS:

	NOMINEES:	FOR	AGAINST	ABSTAIN

	Justin C. Jacobs	☐	☐	☐

	Michael El-Hillow	☐	☐	☐

2.	The approval of the compensation of the named executive officers.	☐	☐	☐

3.	The ratification of Ernst & Young LLP as Auditors.	☐	☐	☐

4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2018 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CLASS A COMMON STOCK - 401(k)

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY INSTRUCTION IS REQUESTED BY THE GREAT-WEST TRUST COMPANY, LLC IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT INC.

The undersigned hereby instructs The Great-West Trust Company, LLC, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment Inc. (the “Company”) held of record by the undersigned on June 18, 2019 which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on July 24, 2019, or any adjournments thereof.

*AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

The Great-West Trust Company, LLC will vote the shares represented by this Voting lnstruction Form if it is properly completed, signed, and received by The Great-West Trust Company, LLC before 5:00 p.m. EST on July 23, 2019. Please note that if this Voting lnstruction Form is not properly completed and signed, or it is not received by The Great-West Trust Company, LLC, as indicated above, the shares allocated to the participant’s account will not be voted. If the Voting lnstruction Form is signed, but no direction is given, the shares will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3.

(Continued and to be signed on the reverse side)

1.1	14475

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT INC.

CLASS A

July 24, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/01322/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
  Please detach along perforated line and mail in the envelope provided.

00003333000000000000 2	072419

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

1.	ELECTION OF CLASS A DIRECTORS:

	NOMINEES:	FOR	AGAINST	ABSTAIN

	Justin C. Jacobs	☐	☐	☐

	Michael El-Hillow	☐	☐	☐

2.	The approval of the compensation of the named executive officers.	☐	☐	☐

3.	The ratification of Ernst & Young LLP as Auditors.	☐	☐	☐

4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2018 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CLASS A COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT INC.

368 Pleasant View Drive
Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Marshall A. Heinberg and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of Ecology and Environment Inc. (the “Company”) held of record by either of the undersigned on June 18, 2019 at the Annual Meeting of Shareholders to be held on July 24, 2019, or any adjournments thereof.

(Continued and to be signed on the reverse side)

1.1	14475

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT INC.

CLASS B

July 24, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/01322/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
  Please detach along perforated line and mail in the envelope provided.

00003333330000000000 3	072419

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

1.	ELECTION OF CLASS B DIRECTORS:

	NOMINEES:	FOR	AGAINST	ABSTAIN

	Marshall A. Heinberg	☐	☐	☐

	Frank B. Silvestro	☐	☐	☐

	Ronald L. Frank	☐	☐	☐

	Michael C. Gross	☐	☐	☐

2.	The approval of the compensation of the named executive officers.	☐	☐	☐

3.	The ratification of Ernst & Young LLP as Auditors.	☐	☐	☐

4.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2018 Annual Report to Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CLASS B COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT INC.

368 Pleasant View Drive
Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Marshall A. Heinberg and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of Ecology and Environment Inc. held of record by either of the undersigned on June 18, 2019, at the Annual Meeting of Shareholders to be held on July 24, 2019, or any adjournments thereof.

(Continued and to be signed on the reverse side)

1.1	14475